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KANSAS                                                                VARIABLE
                                                                      UNIVERSAL
                                                                        LIFE
                                                                     APPLICATION
================================================================================






                                                [SBG LOGO]
                                                SECURITY BENEFIT LIFE
                                                INSURANCE COMPANY
                                                A Member of The Security Benefit
                                                Group of Companies

8818 KS (R6-96)

                                  SPECIAL NOTE:

WE WANT TO ISSUE YOUR NEW BUSINESS AS QUICKLY AS POSSIBLE. SO THAT THERE ARE NO DELAYS, PLEASE FILL OUT THE APPLICATION COMPLETELY AND ACCURATELY. PLEASE REMEMBER THAT ANY INCORRECT OR IMPROPERLY RECORDED INFORMATION MAY DELAY PROCESSING OF THE APPLICATION. PLEASE USE BLACK INK.

WHAT ARE THE MOST  FREQUENT  REASONS  FOR DELAY IN  PROCESSING?
Over the years, Security Benefit Life has discovered that there are a variety of reasons for delay in processing. Below you'll find what we believe to be the most frequently-cited reasons. Please review this checklist before and after completing the application. We think you'll agree that reviewing the list will help ensure the application's accuracy and eliminate unnecessary delays.

MOST FREQUENT REASONS FOR DELAYS:


[ ] UNANSWERED QUESTIONS. All questions must be answered clearly. Dashes, ditto marks, and the initials N/A will not be accepted as a complete answer.

[ ] INCORRECT INSURED'S NAME. In Section A, please complete the insured's name
    EXACTLY as it should appear on the policy. Please also indicate if Insured is a Jr., Sr., or I, II or III, etc.

[ ] MISSING OWNER/APPLICANT SIGNATURES. The application cannot be processed without all the proper signatures. When an owner/applicant is not the proposed insured, the owner still has to sign the application.

[ ] SPECIAL DATING REQUIREMENT NOT SPECIFIED. Please specify if special dating is required. This will help prevent the necessity of reissue. Premiums are payable from the effective date of the policy. Do not request backdating unless there are special circumstances. Please explain those circumstances, if any.

[ ] UNCLEAR SPECIAL REQUESTS. If there are unusual financial circumstances or beneficiary requests, please send a cover letter with the application explaining the request(s).

[ ] MISSING ATTACHED FORMS. All special state forms and replacement compliance forms should accompany the application.

[ ] FCRA AND MIB NOTICES HAVE NOT BEEN GIVEN TO THE APPLICANT. These notices must be detached and left with the applicant.

[ ] INCOMPLETE MEDICAL INFORMATION. Please explain all "Yes" answers. Many times, an attending physician's report can be avoided if complete details are reported on the application form. Always identify which proposed insured the medical information pertains to.

[ ] INCOMPLETE ATTENDING PHYSICIAN'S NAME AND ADDRESS. You must provide the physician's FULL name, address, and zip code. If the physician requires prepayment before he or she will release medical records, indicate the amount of prepayment required.

[ ] QUESTION OF INSURABILITY. If the proposed insured has been rated or has been declined in the past three years, or if there is a question about the acceptability of a risk, please contact the Underwriting Department for instructions prior to completing an application.

[ ] INCOMPLETE PRODUCTION INFORMATION. The agent's name, account codes, and other production information must be completed properly, or the application will be returned.

[ ] MISSING AGENT SIGNATURE. The Agent's Report and Statement by Agent must be completed and signed on each application.

ADDITIONAL QUESTIONS? If you have additional questions about completing the application properly, consult the Security Benefit Life Sales Guide or your immediate sales supervisor. Thank you for your cooperation.

            THIS APPLICATION SHOULD BE SUBMITTED IN COMPLETE FORMAT.
                 DO NOT SEND COVER PAGE AND THIS PAGE IF FAXED.

TAX FREE 1035 EXCHANGE

Please indicate "1035 Exchange" under Part 1, Section K-Remarks if you wish this application to be processed as a tax-free exchange.

[SBG LOGO]
SECURITY BENEFIT LIFE
INSURANCE COMPANY
A Member of The Security                               700 SW Harrison St.
Benefit Group of Companies                             Topeka, Kansas 66636-0001
                                                       1-800-888-2461

                                                                          PART 1
                    APPLICATION FOR LIFE INSURANCE     Please Print in Black Ink
--------------------------------------------------------------------------------
SECTION A - PRIMARY INSURED

Name: __________________________________________________________________________
      FULL FIRST            MIDDLE INITIAL          LAST NAME        MAIDEN NAME

Social Security Number: |_|_|_|-|_|_|-|_|_|_|_|

Driver's License Number: ____________________________________

Address: _______________________________________________________________________
            STREET                    CITY                 STATE       ZIP CODE

Years at address: ________ (If less than two, show former address in Remarks, Section K.)

Home Phone: (   ) ______________    Business Phone: (   ) ______________________

[ ] Male   [ ] Married
[ ] Female [ ] Single  Date of Birth ____/____/____

Age (At last birthday): ________            State of Birth: ____________________

Employer's Name: _______________________________________________________________

Employer's Address: ____________________________________________________________
                     STREET                 CITY              STATE     ZIP CODE

Years Employed: _______ (If less than two, show former occupation in Remarks, Section K.)

All occupations and duties: ____________________________________________________

Best time and place to contact: [ ] Home [ ] Business Time: ____________________

If not available when called, is it satisfactory to speak with another adult family member? [ ] Yes [ ] No Name of other adult: ____________________________
--------------------------------------------------------------------------------
SECTION B - ADDITIONAL INSURED (If applying for Level Term Rider)
(If more than one Additional Insured, attach separate applications.)

Name: __________________________________________________________________________
      FULL FIRST            MIDDLE INITIAL            LAST NAME      MAIDEN NAME

Relationship to Primary Insured: _______________________________________________

Social Security Number: |_|_|_|-|_|_|-|_|_|_|_|

Driver's License Number: ____________________________________

Address: _______________________________________________________________________
            STREET                    CITY                 STATE       ZIP CODE

Years at address: ________ (If less than two, show former address in Remarks, Section K.)

Home Phone: (   ) ______________    Business Phone: (   ) ______________________

[ ] Male   [ ] Married
[ ] Female [ ] Single  Date of Birth ____/____/____

Age (At last birthday): ________            State of Birth: ____________________

Employer's Name: _______________________________________________________________

Employer's Address: ____________________________________________________________
                     STREET                 CITY              STATE     ZIP CODE

Years Employed: _______ (If less than two, show former occupation in Remarks, Section K.)

All Occupations and Duties: ____________________________________________________

Best time and place to contact: [ ] Home [ ] Business Time: ____________________

If not available when called, is it satisfactory to speak with another adult family member? [ ] Yes [ ] No Name of other adult: ____________________________
--------------------------------------------------------------------------------

                                       2
8818 KS (R6-96)

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SECTION C - OWNER/APPLICANT (If other than Primary Insured)
Owner Name: ____________________________________________________________________
             FULL FIRST               MIDDLE INITIAL                  LAST

Social Security Number: |_|_|_|-|_|_|-|_|_|_|_|     Date of Birth ____/____/____

Address: _______________________________________________________________________
            STREET                    CITY                 STATE       ZIP CODE

Relationship to Primary Insured: _______________________________________________

Home Phone: (   ) _________________

JOINT OWNER (If applicable)
Owner Name: ____________________________________________________________________
             FULL FIRST               MIDDLE INITIAL                  LAST

Social Security Number: |_|_|_|-|_|_|-|_|_|_|_|     Date of Birth ____/____/____

Address: _______________________________________________________________________
            STREET                    CITY                 STATE       ZIP CODE

Relationship to Primary Insured: _______________________________________________

Home Phone: (   ) _________________

In case of joint ownership, both must sign. Ownership shall be "as joint tenants, with right of survivorship, and not as tenants in common."
--------------------------------------------------------------------------------
SECTION D - BENEFITS AND PREMIUM

Plan Name: ___________________________           Face Amount: $_________________

Additional Insured Face Amount $____________________

Premium Frequency (Mode):[ ] A [ ] S [ ] Q [ ] SOM [ ] Other: __________________

Periodic Premium: $__________________

Additional First Year Premium (If any): $__________________

Death Benefit Option: [ ] Option A    [ ] Option B

Send All Mail To:  [ ] Primary Insured   [ ] Owner  [ ] Business  [ ] Residence

Riders:
  [ ] Waiver of Monthly Deductions
  [ ] Accelerated Death Benefit - Primary Insured
  [ ] Accelerated Death Benefit - Additional Insured
  [ ] Extended Death Benefit Guarantee
  [ ] Level Term Rider
      $____________________ Face Amount
  [ ] Other ___________________________

Dividend Options:
  [ ] Cash   [ ] Reduce Premiums
--------------------------------------------------------------------------------
SECTION E - (Investment Allocation (must equal 100%)
Emerging Growth Series*               ___________%
Growth Series*                        ___________%
Worldwide Equity Series*              ___________%
Social Awareness Series*              ___________%
Specialized Asset Allocation Series*  ___________%
Managed Asset Allocation Series*      ___________%
Equity Income Series*                 ___________%
Growth-Income Series*                 ___________%
Global Aggressive Bond Series*        ___________%
High Grade Income Series*             ___________%
Money Market Series*                  ___________%
Fixed Account                         ___________%

Premiums will be allocated to the Money Market Account during the Free Look Period.

*I UNDERSTAND THAT THE DEATH BENEFIT AND THE POLICY VALUES UNDER THIS POLICY ARE VARIABLE AND MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RETURN OF THE POLICY. NO MINIMUM POLICY VALUE IS GUARANTEED. I acknowledge receipt of a current prospectus which describes the policy I am applying for.

[ ] Please check this box to elect Telephone Transfer Privilege.

--------------------------------------------------------------------------------
SECTION F - BENEFICIARY

Primary: _______________________________________________________________________

Relationship to Proposed Insured: _________________________________ Age: _______

Address: _______________________ Social Security Number: |_|_|_|-|_|_|-|_|_|_|_|

Contingent: __________________________________________

Relationship to Proposed Insured: ________________________________ Age: ________

Address: _______________________ Social Security Number: |_|_|_|-|_|_|-|_|_|_|_|

(Beneficiary for Additional Insured will be the Primary Insured, unless specified otherwise in Remarks, Section K.)
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                                       3

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SECTION G - USE OF TOBACCO

Have you or any Proposed Insured used tobacco in any form (cigarettes, cigars, pipe or chewing tobacco) or nicotine patch or gum within the last 12 months?
  [ ] Yes     [ ] No

If yes, give name(s) of user(s).
________________________________________________________________________________
________________________________________________________________________________
--------------------------------------------------------------------------------
SECTION H - FAMILY HISTORY (Primary Insured Only)

Father: Age if Living:_____ Age at Death:_____ Cause of Death___________________

Mother: Age if Living:_____ Age at Death:_____ Cause of Death___________________

Brothers and Sisters: Number Living_________ Number Deceased________
--------------------------------------------------------------------------------
SECTION I: INFORMATION ON OTHER POLICIES

1. Has any Proposed Insured applied for life or health insurance or a reinstatement within the last 5 years without receiving it exactly as
    requested? (If yes, explain in Remarks, Section K.)          [ ] Yes  [ ] No

2. Does any Proposed Insured have an application for life or health insurance pending with any other company or do they intend to apply for such insurance within 6 months? (If yes, explain in Remarks, Section K.) [ ] Yes [ ] No

3. Will any existing life, health or annuity contracts be lapsed, surrendered, reissued, or converted (to reduce amount, premium or period of coverage including surrender options) if the proposed policy is issued? (If yes,
    explain in Remarks, Section K.)                              [ ] Yes  [ ] No

4.  Will proposed policy be paid for by loans from any policy?   [ ] Yes  [ ] No
--------------------------------------------------------------------------------
SECTION J - GENERAL INFORMATION

Has (Does) any Proposed Insured:

1. Made in the past 2 years or contemplate making in the next 2 years any aerial flights other than as a passenger on any regularly scheduled airlines? (If
   yes, complete Aviation Questionnaire.)                        [ ] Yes  [ ] No

2. Engaged in the past 2 years or contemplate engaging in the next 2 years in vehicular racing, skin diving, bungee jumping, sky diving, mountain climbing, ballooning or any other hazardous sport or hobby? (If yes, complete Hazardous
   Activities Questionnaire.)                                    [ ] Yes  [ ] No

3. Been convicted of a felony within the last 10 years? (If yes, explain in
   Remarks, Section K.)                                          [ ] Yes  [ ] No
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SECTION K - REMARKS





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SECTION L - HOME OFFICE AMENDMENTS




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                                       4

PART II
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HEALTH STATEMENT (Include other insureds if Term Rider applied for.)

                                   Weight
                                 Change in
Full Names of     Height         Past Year Relationship to Date of Birth
all to be Insured Ft. In. Weight Gain Loss Primary Insured Month Day Yr. Age Sex

1.Primary Insured _______ ______ _________
2.Additional
  Insured         _______ ______ _________
3._______________ _______ ______ _________ _______________ _____________ ___ ___
4._______________ _______ ______ _________ _______________ _____________ ___ ___
5._______________ _______ ______ _________ _______________ _____________ ___ ___
6._______________ _______ ______ _________ _______________ _____________ ___ ___

DETAILS of "Yes" answers (IDENTIFY QUESTION NUMBER, CIRCLE APPLICABLE ITEMS. Include Name of Proposed Insured, diagnoses, dates and duration, and names and addresses of all attending physicians and medical facilities.)
                                                             Yes       No
1.  Have you or any Proposed Insured ever had, or been
    told you had, any of the following diseases,
    disorders or complaints?
    (a) heart trouble or murmur, palpitations, pains or      [ ]       [ ]
        pressure in chest?
    (b) high blood pressure or treatment for blood
        pressure?                                            [ ]       [ ]
    (c) disorder of blood or circulation; bone, joint,
        muscle or glandular disorder?                        [ ]       [ ]
    (d) disorder of kidney, stomach, intestines,
        gallbladder, liver or other vital organ?             [ ]       [ ]
    (e) stroke or paralysis; tumors or cancer; diabetes;
        nervous, brain or mental disorder?                   [ ]       [ ]
    (f) asthma, blood spitting, pleurisy, persistent
        cough, bronchitis, emphysema, or other lung or
        chest disorder?                                      [ ]       [ ]
    (g) AIDS (Acquired Immune Deficiency Syndrome), ARC
        (AIDS Related Complex), or any other
        immunological disorder?                              [ ]       [ ]
    (h) a positive AIDS antibody test?                       [ ]       [ ]
    (i) any health, physical or mental impairment or
        deformity not already mentioned?                     [ ]       [ ]
2.  Are you or any Proposed Insured now under observation,
    treatment or taking prescription medication?             [ ]       [ ]
3a. Have you or any Proposed Insured been treated for or
    advised to seek treatment for any condition or problem
    related to the use of alcohol, illegal drugs or
    controlled substances?                                   [ ]       [ ]
3b. Are you or any Proposed Insured currently using or,
    during the past 10 years, have you or any Proposed
    Insured used any illegal drugs or controlled
    substance that was not prescribed by a physician?        [ ]       [ ]
3c. Have you or any Proposed Insured been convicted for any
    offense associated with the use of alcohol, illegal
    drugs or controlled substances?                          [ ]       [ ]
4.  Have you or any Proposed Insured within the past five
    years:
    (a) consulted a physician or been hospitalized for
        diagnosis or treatment?                              [ ]       [ ]
    (b) had an x-ray, electrocardiogram, blood test or
        other test?                                          [ ]       [ ]
    (c) been advised to have any diagnostic test,
        hospitalization, or surgery which was not completed? [ ]       [ ]

                                         (Health Statement continued on page 6.)
--------------------------------------------------------------------------------

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5.
--------------------------------------------------------------------------------
                                 PRIMARY INSURED

Name, address, clinic or VA number and phone number of personal or family physician or other health care provider. (If none, so state):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Date and reason last seen:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Treatment or medication prescribed? Yes [ ] No [ ] (If yes, give details below.)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
--------------------------------------------------------------------------------
                               ADDITIONAL INSURED

Name, address, clinic or VA number and phone number of personal or family physician or other health care provider. (If none, so state):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Date and reason last seen:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Treatment or medication prescribed? Yes [ ] No [ ] (If yes, give details below.)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
--------------------------------------------------------------------------------
6.
--------------------------------------------------------------------------------
                               EXISTING INSURANCE

List below details of insurance in force on the Proposed Insureds. (If none, so state):



                 Year         Face        ADB    Policy Applies To:     X if
Company         Issued       Amount     Amount    (Name of Insured)  replacement
__________     ________     ________    ______   ___________________   _______
__________     ________     ________    ______   ___________________   _______
__________     ________     ________    ______   ___________________   _______
__________     ________     ________    ______   ___________________   _______
__________     ________     ________    ______   ___________________   _______
__________     ________     ________    ______   ___________________   _______
__________     ________     ________    ______   ___________________   _______
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SIGNATURES  AND  CERTIFICATIONS
Do you believe this policy will meet your insurance needs and financial objectives? Yes [ ] No [ ]

TRUTH OF STATEMENTS
The answers to the questions on this application, including tobacco use, are considered material to the accurate assessment of the health of the Proposed Insured. A misstatement on any of the questions could result in policy rescission and return of premiums paid, less certain charges as described in the Policy.

The Proposed Insured, the Applicant, if other than the Proposed Insured, and the Additional Insured hereby consent to the insurance herein specified. They declare that they have read all of the answers and statements in Part I and Part
II. They also declare that all of the answers and statements are full, complete and true to the best of their knowledge and belief. It is understood and agreed:

(a) The answers and statements in Part I and Part II of the application are offered to Security Benefit Life Insurance (SBL) as a consideration for and shall be a part of any policy issued hereon.

(b) No agent has the authority:

    (1) to waive the answer to any question in any application for insurance; or
    (2) to modify any application; or
    (3) to bind SBL by making any promise or representation, or by giving or receiving any information.

APPLICATION AS A PART OF THE CONTRACT
  It is further agreed that:

    (a) This  application  consists of Part I (and Part II, if applicable).

    (b) Acceptance of any policy issued pursuant hereto shall constitute ratification of the manner in which it is written, and of any corrections, additions or changes made by SBL and entered in the space entitled "Home Office Amendments".

    (c) The insurance applied for, except as may otherwise be provided in the receipt detached herefrom, shall not take effect until and unless:

        (1) this application has been approved by SBL; and
        (2) the policy has been delivered to and accepted by the Owner; and
        (3) the full minimum initial premium, according to the rates stated in the policy, has been paid while each Insured is alive; and
        (4) the actual state of health and insurability of each Proposed Insured, at the time the policy is delivered, is as stated and represented in Part I and Part II of this application.

AUTHORIZATION
I (or we) hereby authorize the following to give to SBL or its reinsurer(s) any information concerning me or my health:

        (1) any licensed physician or medical practitioner;
        (2) any hospital, clinic or other medical or medically related facility;
        (3) any insurance company;
        (4) the Medical Information Bureau; or
        (5) any other organization, institution or person that has any records or knowledge of me or my health.

A photographic or telefacsimile copy of this authorization shall be as valid as the original. I (or we) acknowledge receipt of the Fair Credit Reporting Act and Medical Information Bureau Notice.
--------------------------------------------------------------------------------
                    TAX IDENTIFICATION NUMBER CERTIFICATION*
UNDER PENALTIES OF PERJURY I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

OWNER'S SIGNATURE: _____________________________________________________________
--------------------------------------------------------------------------------
By checking the Telephone Transfer Privilege box in the Investment Allocation Section, I authorize and direct SBL to make transfers from Variable Account to Variable Account and/or change the allocation of future investments based upon telephone instructions. SBL has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SBL's procedures require that any person requesting a telephone transfer provide the account and contract number and the owner's tax identification number and such instructions must be received on a recorded line. I agree to hold harmless and indemnify SBL, its affiliates and employees and this account for any claim, loss, liability or expense arising out of any telephone transfer effected or any failure or overload of the telephone system provided that SBL complies with its procedures. The policy concerning telephone transfers may require an owner who authorizes telephone transfers to bear the risk of loss from a fraudulent or unauthorized request.

Dated at_______________________________this____day of__________________, 19____.
          CITY             STATE

X________________________________________________________________
PRIMARY INSURED'S SIGNATURE

_________________________________________________________________
OWNER'S SIGNATURE  (IF OTHER THAN PRIMARY INSURED)

_________________________________________________________________
APPLICANT'S SIGNATURE (IF OTHER THAN PRIMARY INSURED)

_________________________________________________________________
ADDITIONAL INSURED'S  SIGNATURE  (if such rider applied for)
(If under 15 parent/guardian signature)

_________________________________________________________________
ADDITIONAL INSURED'S  SIGNATURE  (if such rider applied for)
(If under 15 parent/guardian signature)
--------------------------------------------------------------------------------
*CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For contributions to an individual retirement arrangement(IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Tax Identification Number.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRODUCTION INFORMATION

_______________________________________________
REGISTERED AGENT SIGNATURE

_______________________________________________
PRINT REGISTERED AGENT NAME

______________________
REGISTERED AGENT CODE

_______________________________________________
PRINT BROKER/DEALER NAME

_____________________
BROKER/DEALER CODE

--------------------------------------------------------------------------------
AGENT'S REPORT

1. How well do you know the Primary Insured? (Or parent if Primary Insured is a child)
    [ ] Not Known                 [ ] Neighbor
    [ ] Personal Friend           [ ] Socially Only
    [ ] Policyholder              [ ] Related
    How long known? _________ How related? _________
2. Are you aware of anything about health, habits, hobbies or environment which might affect the insurability of any Proposed Insured?
    [ ] Yes     [ ] No   If yes, explain in Remarks.
3.  a. What is the Primary Insured's:

       Net worth? _______________________________
       Annual earned income? ____________________
       Income from other sources? _______________

    b. What is the Additional Insured's/Spouse's annual income from all sources?
       __________________________

    c. What is the source of your information on worth and income?
               [ ] Agent's estimate
               [ ] Applicant's statement

4.  Do current rules require an examination of the Proposed Insured?
    [ ] Yes   [ ] No

    If yes, indicate what medical arrangements have been made; doctor's or paramed facility.

    _____________________________________________
    Date of exam ________________________________
    Comments/Special Requests:



5.  How many children does the Primary Insured have? ___________________________
6.  Any insured's former name(s):_______________________________________________
7.  If business insurance: % of business owned by Proposed Insured:
    ____________________________________________________________________________
8.  Complete if Primary Insured is under age 15.

    a. If less than age 1, birthweight: ________________________________________

    b. If age 5 or older, school grade: ________________________________________

    c. Father's life insurance:

       In force $_______________ Applied for $____________

    d. Mother's life insurance:

       In force $_______________ Applied for $____________

    e. If the amount in force and applied for on Primary Insured is more than on brothers and sisters, explain reason in Remarks.
--------------------------------------------------------------------------------
STATEMENT BY AGENT (must be signed)

Does this application replace prior insurance or annuities in this or any other company other than as stated in Section I?
 Yes [ ]   No [ ]  If yes, please comment:______________________________________

Did you see all of the Proposed Insureds at the time the application was completed? Yes [ ] No [ ]

Dated this _______day of  ___________________19____ Agent_______________________
--------------------------------------------------------------------------------
AGENT'S   MARKETING  REPORT
We need your help to determine the marketing effectiveness of our products. Please complete this form in its entirety.

1. Life Insurance Needs Satisfied:
   [ ] Personal
       [ ] Family Insurance
       [ ] Mortgage
       [ ] Savings Plan
       [ ] Retirement
       [ ] Education
       [ ] Other___________________________________
   [ ] Business
       [ ] Split Dollar
       [ ] Key Executive
       [ ] Deferred Compensation
       [ ] Buy-Sell
       [ ] Executive Bonus
       [ ] Interest-Free Loan
       [ ] Other___________________________________
   [ ] Qualified Plan (Corporate or Self-Employed)
       [ ] Defined Benefit
       [ ] Profit Sharing
       [ ] Money Market
       [ ] 401(k)
       [ ] Other___________________________________

2. Source of Clients:
       [ ] Existing Client
       [ ] Referred Lead
       [ ] Orphan Policyholder
       [ ] Direct Mail
       [ ] Other___________________________________

                            SECUR-O-MATIC BANK DRAFT
                              (Attach void check)

Establish a monthly/quarterly draft from my bank account on the:
  [ ]7th  [ ]14th  [ ] 21st  [ ] 28th
Amount of Draft: $______________________________________________________________
Name of Bank: __________________________________________________________________
Bank Phone Number: _____________________________________________________________
Bank Address: __________________________________________________________________
                  STREET
________________________________________________________________________________
 CITY                                       STATE                   ZIP CODE
Bank Account Number:____________________________________________________________
Transit Routing Number:_________________________________________________________


I authorize SBL to make withdrawals from my checking account which I maintain at the above listed bank. This authorization is limited to the payment to SBL of the amount indicated on the application. I authorize my bank to pay and charge to my bank account any withdrawals made by and payable to SBL for this purpose. This authority is to remain in effect until revoked by me in writing and until SBL and the bank actually receive such notice I agree neither SBL nor the bank shall have any liability to me in making any such withdrawals.

Applicant's/Owner's Signature___________________________________________________
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SECURITY BENEFIT LIFE INSURANCE COMPANY
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001

CONDITIONAL RECEIPT
(NOT TO BE DETACHED UNLESS MONEY COLLECTED)

Received    by    Security     Benefit    Life     Insurance     Company    from
______________________(owner),  the sum of  $_______________  in connection with application for life insurance which bears the same date as this receipt.

This receipt provides a limited amount of insurance, for a limited time, and then only if all of the terms and conditions specified on the reverse side are met. No agent of the Company is authorized to change or waive any such conditions. Please turn this receipt over and read these conditions carefully.

            ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY;
        DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

I acknowledge that I have read the terms of this receipt and have had them explained to me by the agent. I understand that the insurance applied for will not take effect unless the conditions of this receipt have been complied with exactly.

Signature of Owner______________________________________________________________

Signature of Agent______________________________________________________________

Agency_________________ Agent_____________________ Agent #______________________

Dated at_______________, State of__________, this ____day of ____________, 19___

NOTE: This receipt must be filled in, signed by the agent and given to the owner if the full first premium is paid. OTHERWISE IT MUST NOT BE DETACHED.

                      (Receipt continued on reverse side)                     KS

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                              FCRA AND MIB NOTICE
                       (To Be Given To Proposed Insured)

In making this application for insurance it is understood that an investigative consumer report may be prepared whereby information is obtained through personal interviews wiht your neighbors, friends, or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics and mode of living. You have the right to make a written request within a reasonable period of time to receive additional, detailed information about the nature and scope of this investigation.

Information regarding your insurability will be treated as confidential. Security Benefit Life Insurance Company or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

Security Benefit Life Insurance Company or its reinsurer(s) may also release information in its files to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

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

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CONDITIONAL RECEIPT (C0NTINUED)

A.  CONDITIONS FOR INSURANCE TO TAKE EFFECT
    The amount of money taken with the application must be at least equal to the initial premium for the same class(s) of risk, amount(s) and plan(s) applied for in the application.

    If the conditions herein are complied with, the application signed and the initial premium paid, insurance as provided by the terms of the policy applied for will take effect on the insurance date(s). However, the amount of insurance may not exceed that shown in Item B. In no event will the insurance stay in force for a longer period than the period described in Item C.

    "Insurance Date" means the earliest of: (a) the date of Part I of the application; or (b) the date of any Part II(s) of the application, including the first medical examination if required.

B. MAXIMUM AMOUNT OF INSURANCE WHICH MAY TAKE EFFECT BEFORE POLICY DELIVERY There will be a limit to the amount of insurance, including accidental death benefits, on any proposed insured which may take effect under this receipt. The amount will be limited to the lesser of: (a) the amount applied for in this application; or (b) an amount which together with all insurance now pending issuance with us, including accidental death benefits, totals $250,000.

C.  RETURN OF AMOUNT RECEIVED
    If we determine that any proposed insured, on the insurance date, is not an acceptable risk under our rules, limits and standards, the amount received by us with the application will be returned to you with notification of our determination. If we offer a policy on some other basis, such policy will take effect only if all premiums due are paid in full and such policy is issued and delivered while all conditions affecting insurability remain as described in Parts I and II of the application and in any amendment.

    If the proposed insured commits suicide or if any question in this application is not answered truthfully and completely and such answer is material with respect to underwriting, the death benefit payable shall be an amount equal to the sum received by us with the application.

    Coverage shall be void if the check or draft received in payment of the initial premium is not honored for payment when presented.
                                                                              KS
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DESCRIPTION OF INFORMATION PRACTICES

We are pleased you have chosen to apply for insurance with us. We value your business and we look forward to serving you.

Before a policy is issued occasionally we must ask additional questions to determine each Proposed Insured's eligibility for the coverage. This procedure, called underwriting, provides protection against misunderstandings and misrepresentation, and enables us to offer our products at competitive prices.

When our information gathering process requires that we contact you by telephone, we do so through a trained interviewer from our Home Office. You will be called at your convenience at the telephone number and time you indicate.

Information we obtain about you is CONFIDENTIAL. We take our responsibilities, and your rights, very seriously.

Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001.

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